Exhibit 10.3

SUPPLEMENTAL AGREEMENT

SUPPLEMENTAL AGREEMENT, dated as of July 27, 2012 made by HD SUPPLY HOLDINGS, LLC, a Delaware limited liability company (the “Additional Pledgor”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, as collateral agent and administrative agent (in such capacity, the “U.S. ABL Collateral Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the ABL Credit Agreement referred to below and the other Secured Parties (as defined below). All capitalized terms not defined herein shall have the meaning ascribed to them in the U.S. Guarantee and Collateral Agreement referred to below, or if not defined therein, in the ABL Credit Agreement.

W I T N E S S E T H :

WHEREAS, HD Supply, Inc., a Delaware corporation (the “Parent Borrower”), the Subsidiary Borrowers party thereto, General Electric Capital Corporation, as administrative agent and collateral agent, GE Canada Finance Holding Company, as Canadian administrative agent and Canadian collateral agent, and the Lenders are parties to an ABL Credit Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “ABL Credit Agreement”);

WHEREAS, in connection with the ABL Credit Agreement, the Parent Borrower and certain of its Subsidiaries are, or are to become, parties to the U.S. Guarantee and Collateral Agreement, dated as of April 12, 2012 (as amended, supplemented, waived or otherwise modified from time to time, the “U.S. Guarantee and Collateral Agreement”), in favor of the U.S. ABL Collateral Agent, for the benefit of the Secured Parties (as defined in the U.S. Guarantee and Collateral Agreement);

WHEREAS, the ABL Credit Agreement requires the Additional Pledgor to become a Pledgor under the U.S. Guarantee and Collateral Agreement with respect to Capital Stock of certain new Subsidiaries of the Parent Borrower; and

WHEREAS, the Additional Pledgor has agreed to execute and deliver this Supplemental Agreement in order to become a Pledgor under the U.S. Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1. U.S. Guarantee and Collateral Agreement. By executing and delivering this Supplemental Agreement, the Additional Pledgor, as provided in subsection 9.15 of the U.S. Guarantee and Collateral Agreement, hereby becomes a Pledgor under the U.S. Guarantee and Collateral Agreement with respect to the shares of Capital Stock of each Subsidiary of the Parent Borrower listed in Annex 1-A hereto, as an Issuer thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 2 to the U.S. Guarantee and Collateral Agreement, and such Schedule 2 is hereby amended and modified to include such information.

2. GOVERNING LAW. THIS SUPPLEMENTAL AGREEMENT AND RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the undersigned has caused this Supplemental Agreement to be duly executed and delivered as of the date first above written.

HD SUPPLY HOLDINGS, LLC

By:	/s/ Katherine A. Boelte
Name: Katherine Boelte
Title: VP, Treasurer

Acknowledged and Agreed to as of the date hereof by: GENERAL ELECTRIC CAPITAL CORPORATION, as U.S. ABL Collateral Agent and Administrative Agent

By:	/s/ Steven Flowers
Name: Steven Flowers
Title: Duly Authorized Signatory

Annex 1-A to

Supplemental Agreement

Supplement to

U.S. Guarantee and Collateral Agreement

Schedule 2

Pledged Stock

Pledgor	Issuer	Class of Stock or Interests	Par Value	Certificate No(s).	Number of Shares or Interests Pledged	% of All Issued Capital or Other Equity Interests of Issuer Pledged
HD Supply Holdings, LLC	Varsity AP Holding Corporation	Common	$.01	n/a	100,000,000	100%
	GCP Amerifile Coinvest Inc.	Common	$.001	n/a	1,000	100%
	Varsity AP Holdings LLC	Membership Interests	n/a	n/a	13,797,000	27%

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